UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

January 31, 2007
(Date of earliest event reported)

GRIFFIN LAND & NURSERIES, INC.
(Exact name of registrant as specified in charter)

Delaware	06-0868496
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

Commission File Number	1-12879

One Rockefeller Plaza, New York, New York	10020
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number including Area Code	(212) 218-7910

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On January 31, 2007, the Registrant issued a press release announcing that its board of directors has authorized a program to repurchase up to 150,000 shares of its outstanding common stock. Attached as Exhibit 99.1 to the Report is the Registrant’s January 31, 2007 press release, which is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1: Registrant's January 31, 2007 Press Release (attached hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN LAND & NURSERIES, INC.

/s/ Anthony J. Galici
Anthony J. Galici
Vice President, Chief Financial Officer
and Secretary
Dated: January 31, 2007

NEWS FROM:		Exhibit 99.1

GRIFFIN LAND & NURSERIES, INC.	CONTACT:
Anthony Galici
Chief Financial Officer
(860) 653-4541

GRIFFIN ANNOUNCES STOCK BUYBACK PROGRAM

NEW YORK, NEW YORK (January 31, 2007) Griffin Land & Nurseries, Inc. (Nasdaq: GRIF) (“Griffin”) announced today that its board of directors has authorized a program to repurchase up to 150,000 shares of its outstanding common stock. Stock may be purchased only through private transactions from time to time over the next twelve months, dependent upon market and other conditions, however, the stock repurchase will not commence until Griffin’s Form 10-K for the fiscal year ended December 2, 2006 is filed. “Griffin’s management is confident in the strength of its operations, particularly its real estate division,” said Frederick M. Danziger, Griffin’s president and chief executive officer. “We are committed to invest in our long-term growth and enhance shareholder value. Our Company has a strong balance sheet and solid cash flows, and the management team and the board of directors believe this stock buy-back represents a good use of Griffin’s funds while demonstrating Griffin’s commitment to deliver long-term shareholder value.” The plan does not obligate Griffin to repurchase any specific number of shares and may be suspended at any time at management’s discretion. Griffin currently has 5,132,663 shares of common stock outstanding.

Griffin operates a Connecticut and Massachusetts based real estate business through its Griffin Land division and a landscape nursery business through its subsidiary, Imperial Nurseries, Inc. Griffin also has investments in Centaur Media, plc, a public company based in the United Kingdom and listed on the London Stock Exchange and Shemin Nurseries Holdings Corp., a private company that operates a landscape nursery distribution business through its subsidiary, Shemin Nurseries, Inc.

Forward-Looking Statements:

This Press Release includes “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Although Griffin believes that its plans, intentions and expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such plans, intentions or expectations will be achieved. The projected information disclosed herein is based on assumptions and estimates that, while considered reasonable by Griffin as of the date hereof, are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, many of which are beyond the control of Griffin.